UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  June 17, 2008
                ________________________________________________
                Date of Report (Date of earliest event reported)


                                TAG EVENTS CORP.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           Nevada                      333-131168                20-5526104
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


Building No. 1, Suite A-609, Jin Gang Guo Ji
  No. 19 XI Da Wang Lu, Chao Yang District
    Beijing, People's Republic of China                                V100022
____________________________________________                          __________
  (Address of principal executive offices)                            (Zip Code)


                                (010) 13146252516
               __________________________________________________
               Registrant's telephone number, including area code


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR

Effective on June 17, 2008, the Board of Directors (the "Board") of TAG Events Corp., a Nevada corporation (the "Company") authorized pursuant to written consent resolutions of the Board of Directors of the Company dated June 17, 2008 a change in the Company's fiscal year from September 30th fiscal year end to December 31 fiscal year end.

SECTION 7.  REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

In further accordance with the written consent resolutions of the Board of Directors of the Company, a dividend of one for one (1:1) share of the Company's common stock was effectuated as of June 17, 2008 (the "Dividend"). Each shareholder of the Company holding one share of common stock will be entitled to receive an additional one share of common stock of the Company. The shares of common stock of the Company to be issued to the shareholders will be mailed on approximately June 28, 2008 without any action on the part of the shareholders of the Company.

The Board of Directors authorized the Dividend based upon consideration of several factors including, among other, the following: (i) current trading price of the Company's shares of common stock of the OTC Bulletin Board and potential to increase the marketability and liquidity of the Company's common stock; and
(ii) limitation of marketability of the Company's common stock among brokerage firms and institutional investors based upon current per-share price.

The total number of shares of common stock issued and outstanding pre-Dividend was 5,250,000 shares. The total number of shares of common stock issued and outstanding post-Dividend is 10,500,000.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

    Not applicable.

(b) Pro forma Financial Information.

    Not applicable.

(c) Shell Company Transaction.

    Not applicable.

(d) Exhibits.

    Not applicable.


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



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   TAG EVENTS CORP.


DATE:  June 24, 2008.                             /s/ CRESCENT LIU
                                                   _____________________________
                                                   Name:  Crescent Liu
                                                   Title: President






















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